Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL YEAR 2010 SECOND QUARTER RESULTS

MILPITAS, Calif., January 28, 2010—KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal year 2010, which ended on December 31, 2009, and reported GAAP net income of $22 million and GAAP earnings per diluted share of $0.13 on revenues of $440 million.

“KLA-Tencor delivered strong results for the quarter from improved demand from foundry customers ramping leading edge capacity and continued investment by logic and memory customers pursuing technology transition roadmaps,” said Rick Wallace, KLA-Tencor’s president and chief executive officer. “We see growing momentum in our financial performance as we execute our strategy of delivering high-performance process control solutions that create value for our customers and help them solve their mission-critical production challenges.”

GAAP Results

	Q2 FY 2010	Q1 FY 2010	Q2 FY 2009
Revenues	$440 million	$343 million	$397 million
Net Income (Loss)	$22 million	$20 million	$(434) million
Earnings (Loss) per Diluted Share	$0.13	$0.12	$(2.57)

Non-GAAP Results

	Q2 FY 2010	Q1 FY 2010	Q2 FY 2009
Net Income (Loss)	$49 million	$26 million	$(20) million
Earnings (Loss) per Diluted Share	$0.28	$0.15	$(0.12)

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, goodwill and intangible asset impairment, restatement, restructuring related, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2010 second quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Standard Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding perceived momentum in KLA-Tencor’s financial performance and KLA-Tencor’s ability to successfully innovate, develop and sell new technologies and products that meet customer demands are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technology that is responsive to customer demands; KLA-Tencor’s ability to successfully integrate and manage businesses that it acquires; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2009 and other subsequent filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, compound semiconductor, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2009	June 30, 2009
ASSETS
Cash and short-term investments	$1,522,344	$1,329,884
Accounts receivable, net	298,071	210,143
Inventories, net	352,241	370,206
Other current assets	414,605	488,384
Land, property and equipment, net	261,942	291,878
Goodwill	333,984	329,379
Purchased intangibles, net	132,462	149,080
Other non-current assets	410,092	440,584

Total assets	$3,725,741	$3,609,538

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$87,632	$63,485
Deferred system profit	147,578	95,820
Unearned revenue	38,811	46,236
Other current liabilities	339,084	341,441

Total current liabilities	613,105	546,982

Non-current liabilities:
Income tax payable	51,787	49,738
Unearned revenue	24,589	23,059
Other non-current liabilities	63,851	60,163
Long-term debt	745,475	745,204

Total liabilities	1,498,807	1,425,146

Stockholders’ equity:
Common stock and capital in excess of par value	886,860	835,477
Retained earnings	1,357,049	1,370,132
Accumulated other comprehensive loss	(16,975)	(21,217)

Total stockholders’ equity	2,226,934	2,184,392

Total liabilities and stockholders’ equity	$3,725,741	$3,609,538

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Six months ended
(In thousands, except per share data)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Product	$314,946	$273,072	$544,197	$678,568
Service	125,409	123,517	238,845	250,534

Total revenues	440,355	396,589	783,042	929,102

Costs and operating expenses:
Costs of revenues	207,286	238,167	379,178	490,980
Engineering, research and development	83,301	95,266	161,510	209,627
Selling, general and administrative	102,673	133,954	180,309	252,444
Goodwill and purchased intangible asset impairment	—	434,833	—	446,744

Total costs and operating expenses	393,260	902,220	720,997	1,399,795
Income (loss) from operations	47,095	(505,631)	62,045	(470,693)

Interest income and other, net	(9,079)	(12,472)	(1,237)	(8,295)

Income (loss) before income taxes	38,016	(518,103)	60,808	(478,988)
Provision for (benefit from) income taxes	16,222	(83,849)	18,609	(64,023)

Net income (loss)	$21,794	$(434,254)	$42,199	$(414,965)

Net income (loss) per share:
Basic	$0.13	$(2.57)	$0.25	$(2.43)

Diluted	$0.13	$(2.57)	$0.24	$(2.43)

Cash dividend paid per share	$0.15	$0.15	$0.30	$0.30

Weighted average number of shares:
Basic	171,408	169,022	171,053	170,552
Diluted	173,808	169,022	173,292	170,552

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended December 31,
(In thousands)	2009	2008
Cash flows from operating activities:
Net income (loss)	$21,794	$(434,254)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	23,240	35,646
Goodwill, purchased intangible asset and long-lived asset impairment charges	10,592	436,833
Provision for doubtful accounts	—	23,887
Non-cash stock-based compensation	20,855	22,303
Tax charge from equity awards	—	(3,294)
Excess tax benefit from equity awards	—	(2)
Net loss (gain) on sale of marketable securities and other investments	(1,582)	641
Gain on sale of real estate assets	(160)	(1,997)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Decrease (increase) in accounts receivable, net	(55,564)	31,119
Decrease (increase) in inventories	(2,621)	30,322
Decrease (increase) in other assets	101,550	(16,314)
Increase in accounts payable	12,328	736
Increase in deferred system profit	32,856	1,302
Increase (decrease) in other liabilities	313	(162,528)

Net cash provided by (used in) operating activities	163,601	(35,600)

Cash flows from investing activities:
Acquisitions of businesses, net of cash received	—	(13,952)
Capital expenditures, net	(10,735)	(6,967)
Proceeds from sale of long-lived assets	5,878	19,348
Purchase of available-for-sale securities	(337,025)	(124,775)
Proceeds from sale and maturity of available-for-sale securities	182,799	129,770
Purchase of trading securities	(15,001)	(19,206)
Proceeds from sale of trading securities	17,476	18,707

Net cash provided by (used in) investing activities	(156,608)	2,925

Cash flows from financing activities:
Issuance of common stock	20,545	21,164
Tax withholding payments related to vested and released restricted stock units	(10,371)	(46)
Common stock repurchases	—	(49,046)
Payment of dividends to stockholders	(25,686)	(25,335)
Excess tax benefit from stock-based compensation	—	2

Net cash used in financing activities	(15,512)	(53,261)
Effect of exchange rate changes on cash and cash equivalents	(876)	8,807

Net decrease in cash and cash equivalents	(9,395)	(77,129)
Cash and cash equivalents at beginning of period	540,839	733,459

Cash and cash equivalents at end of period	$531,444	$656,330

Supplemental cash flow disclosures:
Income tax refunds (received), net	$(68,491)	$(7,176)
Interest paid	$26,084	$28,887

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

		Three months ended			Six months ended
		Dec. 31, 2009	Sept. 30, 2009	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2008
GAAP net income (loss)		$21,794	$20,405	$(434,254)	$42,199	$(414,965)
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income (loss)
Acquisition related charges	a	8,104	8,095	22,590	16,199	51,008
Restructuring, severance and other related charges	b	14,450	(4,409)	23,621	10,041	27,782
Restatement related charges	c	7,077	5,188	9,190	12,265	12,974
Goodwill and purchased intangible asset impairment	d	—	—	434,833	—	446,744
Income tax effect of non-GAAP adjustments	e	(10,762)	(3,121)	(75,882)	(13,883)	(88,096)
Discrete tax items	f	8,693	—	—	8,693	—

Non-GAAP net income (loss)		$49,356	$26,158	$(19,902)	$75,514	$35,447

GAAP net income (loss) per diluted share		$0.13	$0.12	$(2.57)	$0.24	$(2.43)

Non-GAAP net income (loss) per diluted share		$0.28	$0.15	$(0.12)	$0.44	$0.21

Shares used in diluted shares calculation		173,808	172,718	169,022	173,292	170,552

Pre-tax impact of items included in Condensed Consolidated Unaudited Statements of Operations:

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Goodwill and purchased intangible asset impairment	Total pre-tax GAAP to non-GAAP adjustment
Costs of revenues	$5,727	$2,052	$—	$—	$7,779
Engineering, research and development	898	566	—	—	1,464
Selling, general and administrative	1,479	11,832	7,077	—	20,388

Total in three months ended Dec. 31, 2009	$8,104	$14,450	$7,077	$—	$29,631

Total in three months ended Sept. 30, 2009	$8,095	$(4,409)	$5,188	$—	$8,874

Total in three months ended Dec. 31, 2008	$22,590	$23,621	$9,190	$434,833	$490,234

	Three months ended
	December 31, 2009	September 30, 2009	December 31, 2008
Stock-based compensation
Costs of revenues	$3,325	$3,288	$4,679
Engineering, research and development	6,667	6,603	6,981
Selling, general and administrative	10,863	10,308	10,643

Total	$20,855	$20,199	$22,303

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, inventory fair value adjustments, and in-process research and development associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude acquisition related inventory fair value adjustments and in-process research and development as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program, reductions in force, entry into a severance and consulting agreement with the company’s former president/chief operating officer, gains and losses from sales of facilities, and asset impairment (other than impairment of goodwill and purchased intangible assets, which is included within the category described in note (d) below) from discontinuing or making available for sale certain acquired product lines. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include legal and other expenses related to the stock option investigation, shareholder litigation and related matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Goodwill and purchased intangible asset impairment includes non-cash expense recognized as a result of the company’s annual evaluation of goodwill or the testing for intangible asset impairment driven by certain company-specific triggering events, as well as the impairment of goodwill and intangible assets as a result of discontinuing acquired products and making acquired products available for sale. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

e	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

f	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the quarter. Windfall tax benefits arise when a company’s tax deductions for employee stock activity exceeds book compensation for the same activity. A shortfall arises when the tax deduction is less than book compensation. Windfalls are recorded as increases to capital in excess of par value. Shortfalls are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.